                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                ______________

                                   FORM 8-K/A
                               (AMENDMENT NO. 1)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES AND EXCHANGE ACT OF 1934

          Date of Report (date of earliest event reported) May 31, 1996
                                                          (April 19, 1996)
                                                           ---------------

                             LOMAK PETROLEUM, INC.
             (Exact name of registrant as specified in its charter)
                         COMMISSION FILE NUMBER 0-9592

                  DELAWARE                                     34-1312571
        (State or other jurisdiction                          (IRS Employer
      of incorporation or organization)                  Identification Number)

          500 THROCKMORTON STREET                                     76102
            FORT WORTH, TEXAS                                      (Zip Code)
 (Address of principal executive offices)


       Registrant's telephone number, including area code: (817) 870-2601

The purpose of this filing is to make the following amendments pursuant to Item 7(a) and 7(b) Financial Statements and Exhibits:


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.
                  ---------------------------------

         (a)      Financial Statements of Assets Acquired
                  ---------------------------------------

                  Report of Independent Public Accountants
                  Statements of assets (other than productive oil and gas
                     properties) and liabilities as of December 31, 1995 and March 31, 1996 (unaudited)
                  Statements of revenues and direct operating expenses for the year ended December 31, 1995 and the three months ended March 31, 1996 (unaudited)
                  Notes to statements of assets (other than productive oil and gas properties) and liabilities and statements of revenues and direct operating expenses

         (b)      Pro Forma Financial Information
                  -------------------------------

                  Pro forma combined statement of income for the year ended
                     December 31, 1995
                  Pro forma combined statement of income for the three months ended March 31, 1996
                  Pro forma combined balance sheet at March 31, 1996
                  Notes to pro forma combined financial statements

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LOMAK PETROLEUM, INC.



                                        By  /s/ Thomas W. Stoelk
                                            --------------------------
                                                Thomas W. Stoelk
                                               Chief Financial Officer





May 31, 1996

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


THE BOARD OF DIRECTORS AND STOCKHOLDERS
LOMAK PETROLEUM, INC.:


We have audited the accompanying statement of assets (other than productive oil and gas properties) and liabilities of the Bannon Interests as of December 31, 1995 acquired pursuant to the purchase by Lomak Petroleum, Inc. ("Lomak"), on April 4, 1996, as described in Note 1 and the related statement of revenues and direct operating expenses for the year ended December 31, 1995. These financial statements are the responsibility of Lomak's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statements were prepared as described in Note 1 for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission ("SEC") for inclusion in certain SEC regulatory reports and filings and are not intended to be a complete financial presentation.

In our opinion, the financial statements referred to above present fairly, in all material respects, the assets (other than productive oil and gas properties) and liabilities of the Bannon Interests as of December 31, 1995 acquired pursuant to the purchase by Lomak as of April 4, 1996, as described in
Note 1, and the related revenues and direct operating expenses for the year ended December 31, 1995, in conformity with generally accepted accounting principles.





                                                           KPMG PEAT MARWICK LLP

Houston, Texas
May 23,  1996

                              THE BANNON INTERESTS

                        STATEMENTS OF ASSETS (OTHER THAN
                     PRODUCTIVE OIL AND GAS PROPERTIES) AND
                              LIABILITIES (NOTE 1)


                                                                           December 31,          March 31,
                                                                               1995                 1996
                                                                         -----------------    -----------------
                                                                                                (unaudited)
Assets (other than productive oil and gas properties)
     Accounts receivable                                                    $ 589,000            $ 551,000
Accounts payable and accrued liabilities                                     (149,000)            (105,000)
                                                                         -------------        -------------

     Excess of assets (other than productive oil and gas
         properties) acquired over liabilities assumed                      $ 440,000            $ 446,000
                                                                         =============        =============





                            See accompanying notes.

                              THE BANNON INTERESTS

         STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES (NOTE 1)



                                                                             Year ended           Three months ended
                                                                            December 31,               March 31,
                                                                                1995                     1996
                                                                         --------------------     --------------------
                                                                                                      (unaudited)
Revenues                                                                     $ 7,246,000              $ 1,703,000
Direct operating expenses                                                     (3,177,000)                (562,000)
                                                                         ----------------         ----------------

     Excess of revenues over direct operating expenses                       $ 4,069,000              $ 1,141,000
                                                                         ----------------         ----------------





                            See accompanying notes.

                              THE BANNON INTERESTS

                         NOTES TO STATEMENTS OF ASSETS
                 (OTHER THAN PRODUCTIVE OIL AND GAS PROPERTIES)
                   AND LIABILITIES AND STATEMENTS OF REVENUES
                         AND DIRECT OPERATING EXPENSES

(1)      GENERAL:

ORGANIZATION

         The accompanying statements present the assets (other than productive oil and gas properties) and liabilities and revenues and direct operating expenses of certain working and other interests in oil and gas properties (the "Bannon Interests") purchased by Lomak Petroleum, Inc. ("Lomak") on April 4, 1996. Such financial statements were derived from the historical records of the predecessor owner and represent Lomak's interest.

         The Bannon Interests contain approximately 270 producing wells and 108 proven recompletion and development drilling opportunities. Also included are 17,300 net acres located in east and south Texas.

BASIS OF PRESENTATION

         Full historical statements, including general and administrative expenses and interest expense, have not been presented as such a presentation would not be meaningful. The Bannon Interests acquired represent developed producing properties, as well as undeveloped properties. Historical depletion has not been included as the basis in the properties will be adjusted in the purchase price allocation. Therefore historical depletion will no longer be relevant. Income tax expense has not been presented as it has not historically been allocated to the property level.

REVENUE RECOGNITION

         Revenues are recognized when oil and gas production is sold. Included in revenues is $628,000, which represents processing and gathering fees. Direct operating expenses are accrued when services are provided. Included in direct operating expenses is $595,000 of costs associated with processing and gathering.

USE OF ESTIMATES

         Management has made a number of estimates and assumptions relating to the reporting of assets, liabilities, revenues and direct operating expenses to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

(2)      SALES TO MAJOR CUSTOMERS:

         For the year ended December 31, 1995, five purchasers accounted for 20%, 14%, 13%, 13% and 10% of oil and gas sales. For the three months ended March 31, 1996, four purchasers accounted for 30%, 16%, 15% and 13% of oil and gas sales.

                              THE BANNON INTERESTS

                         NOTES TO STATEMENTS OF ASSETS
                 (OTHER THAN PRODUCTIVE OIL AND GAS PROPERTIES)
                   AND LIABILITIES AND STATEMENTS OF REVENUES
                         AND DIRECT OPERATING EXPENSES

(3)      OIL AND GAS RESERVES INFORMATION (UNAUDITED):

         The estimates of the Bannon Interests in proved oil and gas reserves, which are located entirely in the United States, are based on evaluations by an independent petroleum engineer, Huddleston & Co., Inc. Reserves at December 31, 1995 were estimated in accordance with guidelines established by the Securities and Exchange Commission which require that reserve reports be prepared under existing economic and operating conditions with no provision for price escalations except by contractual arrangements.

         Lomak's management emphasizes that reserve estimates are inherently imprecise. Accordingly, the estimates are expected to change as future information becomes available.

         The following unaudited table sets forth the estimated proved oil and gas reserve quantities of the Bannon Interests at December 31, 1995:

                                                            Crude Oil           Natural Gas
                                                             (Bbls)               (Mcfs)
                                                       ------------------    ----------------
PROVED RESERVES
Balance, December 31, 1994                                     1,910,000         79,947,000
   Purchases of reserves in place                                382,000         16,676,000
   Revisions of previous estimates                               154,000         (5,557,000)
   Production                                                    (74,000)        (4,009,000)
                                                       ------------------    ----------------

Balance, December 31, 1995                                     2,372,000         87,057,000
                                                       ==================    ================

PROVED DEVELOPED RESERVES
Balance, December 31, 1995                                       848,000         43,567,000
                                                       ==================    ================

         The "Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Oil and Gas Reserves" (Standardized Measure) is a disclosure requirement under Statement of Financial Accounting Standards No. 69. The Standardized Measure does not purport to present the fair market value of proved oil and gas reserves. This would require consideration of expected future economic and operating conditions, which are not taken into account in calculating the Standardized Measure.

         Future cash inflows were estimated by applying year end prices, adjusted for fixed and determinable escalations to the estimated future production less estimated future production costs based on year end costs and future development costs. Future net cash inflows were discounted using a 10% annual discount rate to arrive at the Standardized Measure. Income taxes were calculated without consideration of any remaining historical cost basis of the Bannon Interests.

                              THE BANNON INTERESTS

                              STATEMENTS OF ASSETS
                 (OTHER THAN PRODUCTIVE OIL AND GAS PROPERTIES)
                   AND LIABILITIES AND STATEMENTS OF REVENUES
                         AND DIRECT OPERATING EXPENSES


         The standardized measure of discounted future net cash flows relating to proved oil and gas properties is as follows:

                                                          As of
                                                      December 31,
                                                          1995
                                                   -------------------
Future cash inflows                                    $ 190,089,000

Future costs:
     Production                                          (46,180,000)
     Development                                         (19,797,000)
                                                   -------------------

Future net cash flows                                    124,112,000

Income taxes                                             (43,439,000)
                                                   -------------------

Undiscounted future net cash flows                         80,673,000

10% discount factor                                       (39,738,000)
                                                   -------------------

Standardized measure                                     $ 40,935,000
                                                   ===================


         Changes in standardized measure of discounted future net cash flows from proved reserve quantities are as follows:

                                                        Year ended
                                                       December 31,
                                                           1995
                                                     -----------------
Standardized measure, beginning of year                 $ 28,523,000

Sales, net of production costs                            (4,036,000)
Purchases of reserves in place                            14,898,000
Net change in prices and production costs                   (159,000)
Net change in income taxes                                (6,683,000)
Development costs incurred during the period               2,207,000
Changes in estimated future development costs              3,143,000
Revisions of quantity estimates                           (2,997,000)
Accretion of discount                                      2,852,000
Changes in production rates and other                      3,187,000
                                                     -----------------

Standardized measure, end of year                       $ 40,935,000
                                                     =================

           During 1995, $302,000 of exploration costs were incurred.

                    PRO FORMA COMBINED FINANCIAL STATEMENTS
                        WITH RESPECT TO THE TRANSACTIONS

         The accompanying unaudited pro forma combined statement of income gives effect to: (i) the purchase by the Company of certain oil and gas properties from a subsidiary of Parker & Parsley Petroleum Co., (ii) the purchase by the Company of certain oil and gas properties from Transfuel, Inc. ("Transfuel") and (iii) the purchase by the Company of certain oil and gas properties from Bannon Energy Incorporated ("Bannon") (collectively referred to as the "Acquisitions"). The unaudited pro forma combined financial statements also give effect to the private placement of Convertible Exchangeable Preferred Stock and Common Stock (the "Private Placements") and the application of the estimated net proceeds therefrom. The unaudited pro forma combined statement of income for the year ended December 31, 1995 was prepared as if all transactions had occurred on January 1, 1995. The unaudited pro forma combined statement of income for the three months ended March 31, 1996 was prepared as if all transactions had occurred on January 1, 1996. The accompanying unaudited pro forma combined balance sheet of the Company as of March 31, 1996 has been prepared as if all transactions had occurred as of that date. The historical information provided in the statements of income for the year ended December 31, 1995 and for the three months ended March 31, 1996, represents the following periods for the various acquisitions: (i) Parker & Parsley represents the period from January 1, 1995 through July 31, 1995, (ii) Transfuel represents the period from January 1, 1995 through September 30, 1995, (iii) Bannon represents the periods from January 1, 1995 through December 31, 1995 and from January 1, 1996 through March 31, 1996.

         This information is not necessarily indicative of future combined operations and it should be read in conjunction with the separate historical statements and related notes of the respective entities appearing elsewhere in this filing or incorporated by reference herein.

                    LOMAK PETROLEUM, INC. AND SUBSIDIARIES
                     PRO FORMA COMBINED STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 1995
                                  (UNAUDITED)




                                                  Parker &
                                       Lomak       Parsley      Transfuel      Bannon
                                    ------------ ------------  ------------  ------------
                                                                                                Pro Forma
                                                  Historical    Historical                    Adjustments for
                                    Historical      Seven      Nine Months    Historical            the
                                    Year Ended      Months         Ended      Year Ended     Acquisitions and
                                     December       Ended        September     December           Private
                                        31,        July 31,         30,          31,            Placements            Pro Forma
                                       1995         1995          1995          1995              (Note 1)            Combined
                                    ------------ ------------  ------------  ------------    ------------------     --------------
Revenues
  Oil and gas sales                 $37,417,204   $3,377,129    $6,926,172    $7,246,000          $    -              $54,966,505
  Field services                     10,096,531       -             -             -                    -               10,096,531
  Gas marketing and transportation    3,284,399       -             -             -                    -                3,284,399
  Interest and other                  1,316,789       -             -             -                    -                1,316,789
                                    ------------ ------------ -------------  ------------    ------------------     --------------

                                     52,114,923    3,377,129     6,926,172     7,246,000               -               69,664,224
                                    ------------ ------------  ------------  ------------    ------------------     --------------
Expenses
  Direct operating                   14,930,020    1,481,325     2,696,825     3,177,000           (1,300,000) (d)     20,985,170
  Field services                      6,469,014       -             -             -                    -                6,469,014
  Gas marketing and transportation      848,644       -             -             -                    -                  848,644
  Exploration                           511,535       -             -             -                    -                  511,535
  General and administrative          2,736,546       -             -             -                   137,819 (c,d)     2,874,365
  Interest                            5,583,528       -             -             -                 2,337,698 (a)       7,921,226
  Depletion, depreciation and
     amortization                    14,863,527       -             -             -                 6,779,832 (b)      21,643,359
                                    ------------ ------------  ------------  ------------    ------------------     --------------
                                     45,942,814    1,481,325     2,696,825     3,177,000            7,955,349          61,253,313
                                    ------------ ------------  ------------  ------------    ------------------     --------------

Income (loss) before income taxes     6,172,109    1,895,804     4,229,347     4,069,000           (7,955,349)          8,410,911

Income taxes
  Current                               (85,413)       -             -             -                 (208,969) (e)       (294,382)
  Deferred                           (1,696,275)       -             -             -                 (154,125) (e)     (1,850,400)
                                    ------------ ------------  ------------  ------------    ------------------     --------------

Income (loss) from continuing
  operations                         $4,390,421   $1,895,804    $4,229,347    $4,069,000          ($8,318,444)         $6,266,128
                                    ============ ============  ============  ============    ==================     ==============

Income from continuing operations
  applicable to common shares        $3,659,669                                                                        $4,465,615
                                    ============                                                                    ==============

Net income per common share               $0.31                                                                             $0.36
                                    ============                                                                    ==============

Weighted average shares outstanding  11,840,804                                                       409,784          12,250,588
                                    ============                                                                    ==============





             See notes to pro forma combined financial statements.

                    LOMAK PETROLEUM, INC. AND SUBSIDIARIES
                     PRO FORMA COMBINED STATEMENT OF INCOME
                       THREE MONTHS ENDED MARCH 31, 1996
                                  (UNAUDITED)


                                        Lomak          Bannon
                                    --------------  --------------
                                                                        Pro Forma
                                                                     Adjustments for
                                                                           the
                                     Historical      Historical     Acquisitions and
                                        Three           Three              the
                                    Months Ended    Months Ended         Private
                                      March 31,       March 31,        Placements            Pro Forma
                                        1996            1996             (Note 2)            Combined
                                    --------------  --------------  ------------------    ---------------
Revenues
  Oil and gas sales                   $16,088,249      $1,703,000      $       -          $   17,791,249
  Field services                        3,299,259          -                   -               3,299,259
  Gas marketing and transportation      1,028,198          -                   -               1,028,198
  Interest and other                       97,064          -                   -                  97,064
                                   ---------------  --------------  ------------------    ---------------

                                       20,512,770       1,703,000              -              22,215,770
                                    --------------  --------------  ------------------    ---------------
Expenses
  Direct operating                      5,757,676         562,000              -               6,319,676
  Field services                        2,528,849          -                   -               2,528,849
  Gas marketing and transportation        290,119          -                   -                 290,119
  Exploration                             179,822          -                   -                 179,822
  General and administrative              918,092          -                   37,500 (h)        955,592
  Interest                              1,554,077          -                  581,777 (f)      2,135,854
  Depletion, depreciation and           5,278,112          -                  601,137 (g)      5,879,249
    amortization                    --------------  --------------  ------------------    ---------------

                                       16,506,747         562,000           1,220,414         18,289,161
                                    --------------  --------------  ------------------    ---------------

Income (loss) before income taxes       4,006,023       1,141,000          (1,220,414)         3,926,609

Income taxes
  Current                                 (80,200)         -                    1,668 (i)        (78,532)
  Deferred                             (1,322,500)         -                   26,719 (i)     (1,295,781)
                                    --------------  --------------  ------------------    ---------------
Income (loss) from continuing
  operations                           $2,603,323      $1,141,000         ($1,192,027)        $2,552,296
                                    ==============  ==============  ==================    ===============

Income from continuing operations
  applicable to common shares          $1,926,123                                             $1,875,096
                                    ==============                                        ===============

Net income per common share                 $0.14                                                  $0.14
                                    ==============                                        ===============

Weighted average shares outstanding    13,691,375                                             13,691,375
                                    ==============                                        ===============





             See notes to pro forma combined financial statements.

                            LOMAK PETROLEUM, INC.
                       PRO FORMA COMBINED BALANCE SHEET
                                MARCH 31, 1996
                                 (UNAUDITED)


                                                                 Pro Forma
                                                              Adjustments for
                                                                    the
                                              Historical          Bannon
                                               March 31,        Acquisition            Pro Forma
                                                 1996             (Note 2)              Combined
                                             --------------   -----------------       --------------
ASSETS
Current assets
  Cash and equivalents                            $651,463       $    -                    $651,463
  Accounts receivable                           19,234,122             551,000  (j)      19,785,122
  Inventory and other                            1,289,888            -                   1,289,888
                                             --------------   -----------------       --------------

     Total current assets                       21,175,473             551,000           21,726,473
                                             --------------   -----------------       --------------

Oil and gas properties                         229,595,373          35,454,000  (j)     265,049,373
  Accumulated depletion and amortization       (38,103,804)           -                 (38,103,804)
                                             --------------   -----------------       --------------

                                               191,491,569          35,454,000          226,945,569
                                             --------------   -----------------       --------------

Gas transportation and field service assets     23,744,495            -                  23,744,495
  Accumulated depreciation                      (4,204,794)           -                  (4,204,794)
                                             --------------   -----------------       --------------

                                                19,539,701            -                  19,539,701
                                             --------------   -----------------       --------------

                                              $232,206,743         $36,005,000         $268,211,743
                                             ==============   =================       ==============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Accounts payable                              $9,617,925         $  -                 $ 9,617,925
  Accrued liabilities                            5,932,754             105,000  (j)       6,037,754
  Accrued payroll and benefit costs              1,346,282            -                   1,346,282
  Current portion of debt                           25,784            -                      25,784
                                             --------------   -----------------       --------------

    Total current liabilities                   16,922,745             105,000           17,027,745
                                             --------------   -----------------       --------------

Long-term debt                                  95,090,000          35,900,000  (j)     130,990,000

Deferred income taxes                           19,048,365            -                  19,048,365

Stockholders' equity
  7-1/2% Preferred stock, $1 par                   200,000            -                     200,000
  $2.03 Preferred stock, $1 par                  1,150,000            -                   1,150,000
  Common stock, $.01 par                           134,022            -                     134,022
  Capital in excess of par value               101,880,541            -                 101,880,541
  Retained earnings (deficit)                   (2,218,930)           -                  (2,218,930)
                                             --------------   -----------------       --------------

    Total stockholders' equity                 101,145,633            -                 101,145,633
                                             --------------   -----------------       --------------

                                              $232,206,743         $36,005,000         $268,211,743
                                             ==============   =================       ==============





             See notes to pro forma combined financial statements.

                             LOMAK PETROLEUM, INC.
                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
                                  (UNAUDITED)

NOTE (1) PRO FORMA ADJUSTMENTS FOR THE ACQUISITIONS AND THE PRIVATE PLACEMENTS
- -- FOR THE YEAR ENDED DECEMBER 31, 1995

     The accompanying unaudited pro forma combined statement of income for the year ended December 31, 1995 has been prepared as if the Acquisitions and the Private Placements had occurred on January 1, 1995 and reflects the following adjustments:

(a) To adjust interest expense for the estimated amounts that would have been incurred on the incremental borrowings for the Acquisitions and for the estimated amounts that would have been repaid with the net proceeds from the Private Placements.

 (b) To record depletion expense for the Acquisitions at a rate of $4.31 per Boe and to adjust the historical depletion rate for Lomak from $4.36 to $4.31 per Boe.

(c) To remove minority interest from January 1995 Red Eagle income statement.

(d) To adjust historical oil and gas production and general and administrative expenses for cost reductions and increases due to integration of the Acquisitions.

(e) To adjust the provision for income taxes for the change in taxable income resulting from the Acquisitions and the effect on deferred taxes recorded at January 1, 1995 had the acquisitions taken place at that time.

NOTE (2) PRO FORMA ADJUSTMENTS FOR THE BANNON ACQUISITION -- FOR THE THREE MONTHS ENDED MARCH 31, 1996

     The accompanying unaudited pro forma combined statement of income for the three months ended March 31, 1996 has been prepared as if the Bannon acquisition had occurred on January 1, 1996 and reflects the following adjustments:

(f) To adjust interest expense for the estimated amount that would have been incurred on the incremental borrowings for the Bannon acquisition.

(g) To record depletion expense for the Bannon acquisition at a rate of $4.31 per Boe and to adjust the historical depletion rate for Lomak from $4.36 to $4.31 per Boe.

(h) To adjust historical general and administrative expenses for cost increases due to integration of the Bannon acquisition.

 (i) To adjust the provision for income taxes for the change in taxable income resulting from the Bannon acquisition and the effect on deferred taxes recorded at January 1, 1996 had the acquisitions taken place at that time.

NOTE (3) PRO FORMA ADJUSTMENTS FOR THE BANNON ACQUISITION -- AS OF MARCH 31,
1996

(j) To record the purchase of Bannon's oil and gas properties.